UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2011

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 26, 2011, Kindred Healthcare, Inc. (“Kindred”) held its 2011 Annual Meeting of Stockholders (the “Annual Meeting”) at Kindred’s corporate office at 680 South Fourth Street, Louisville, Kentucky. At the Annual Meeting, Kindred’s stockholders voted to approve the Kindred Healthcare, Inc. 2011 Stock Incentive Plan (the “2011 Plan”). A description of the 2011 Plan is set forth in Kindred’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on April 20, 2011 (the “Registration Statement”). The description of the 2011 Plan is qualified by reference to the full text of the 2011 Plan, which was included as Annex F to the Registration Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, Kindred’s stockholders voted to adopt the Agreement and Plan of Merger, dated as of February 7, 2011, and amended as of May 12, 2011 (the “Merger Agreement”), among Kindred, Kindred Healthcare Development, Inc. and RehabCare Group, Inc (“RehabCare”). As a result of the Merger Agreement, Kindred will acquire RehabCare.

In addition to adopting the Merger Agreement, stockholders voted to elect the following board members to terms expiring at Kindred’s 2012 Annual Meeting of Stockholders: Edward L. Kuntz, Joel Ackerman, Ann C. Berzin, Jonathan D. Blum, Dr. Thomas P. Cooper, Paul J. Diaz, Isaac Kaufman, Frederick J. Kleisner, Eddy J. Rogers, Jr. and Phyllis R. Yale.

Kindred’s stockholders voted to approve Kindred’s 2010 executive compensation program and approved an annual advisory vote with respect to compensation of Kindred’s named executive officers.

Kindred’s stockholders also approved the Kindred 2011 Stock Incentive Plan as well as the appointment of PricewaterhouseCoopers LLP as Kindred’s independent registered public accounting firm for fiscal year 2011.

Kindred’s stockholders also voted to approve adjournments or postponements of the Kindred Annual Meeting, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Kindred Annual Meeting to adopt the Merger Agreement. The Annual Meeting was not adjourned to a later date.

The final voting results on these matters were as follows:

1.	Adoption of the Merger Agreement:

For	Against	Abstain	Broker Non-Votes
33,628,429	8,327	6,848	1,857,620

2.	Election of Directors:

Name	For	Against	Abstain	Broker Non-Votes
a. Edward L. Kuntz	33,311,576	187,490	144,538	1,857,620
b. Joel Ackerman	33,035,218	463,820	144,566	1,857,620
c. Ann C. Berzin	33,466,637	32,397	144,570	1,857,620
d. Jonathan D. Blum	33,086,849	411,166	145,589	1,857,620
e. Thomas P. Cooper, M.D.	33,086,852	412,653	144,369	1,857,620
f. Paul J. Diaz	33,482,804	16,234	144,566	1,857,620
g. Isaac Kaufman	33,473,100	24,921	145,583	1,857,620
h. Frederick J. Kleisner	33,475,988	23,046	144,570	1,857,620
i. Eddy J. Rogers, Jr.	29,114,794	4,388,925	139,885	1,857,620
j. Phyllis R. Yale	33,090,881	408,356	144,367	1,857,620

3.	Non-binding advisory vote to approve the compensation of Kindred’s named executive officers disclosed in Kindred’s 2011 proxy statement:

For	Against	Abstain	Broker Non-Votes
27,393,411	5,832,216	417,975	1,857,620

4.	Non-binding advisory vote on the frequency of the non-binding advisory vote to approve the compensation of Kindred’s named executive officers:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
29,705,574	24,371	3,383,877	529,782	1,857,620

5.	Proposal to ratify the appointment of PricewaterhouseCoopers, LLP as Kindred’s independent registered public accounting firm for fiscal year 2011:

For	Against	Abstain	Broker Non-Votes
35,269,307	218,112	13,805	-0-

6.	Adoption of the 2011 Stock Incentive Plan:

For	Against	Abstain	Broker Non-Votes
27,800,910	5,430,099	412,595	1,857,620

7.	Proposal to approve the adjournment or postponement of the Annual Meeting of Stockholders, if necessary or appropriate, to permit further solicitation of proxies if there are not sufficient votes at the time of the Kindred Annual Meeting to adopt the Merger Agreement:

For	Against	Abstain	Broker Non-Votes
32,072,422	3,393,683	35,119	-0-

Additional Information About this Transaction

In connection with the pending transaction with RehabCare, Kindred has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (commission file number 333-173050) that includes a joint proxy statement of Kindred and RehabCare that also constitutes a prospectus of Kindred. The registration statement was declared effective by the SEC on April 26, 2011. Kindred and RehabCare mailed the definitive joint proxy statement/prospectus to their respective stockholders on or about April 28, 2011. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PENDING TRANSACTION BECAUSE IT CONTAINS IMPORTANT INFORMATION. You may obtain a free copy of the joint proxy statement/prospectus and other related documents filed by Kindred and RehabCare with the SEC at the SEC’s website at www.sec.gov. The joint proxy statement/prospectus and the other documents filed by Kindred and RehabCare with the SEC may also be obtained for free by accessing Kindred’s website at www.kindredhealthcare.com and clicking on the “Investors” link and then clicking on the link for “SEC Filings” or by accessing RehabCare’s website at www.RehabCare.com and clicking on the “Investor Information” link and then clicking on the link for “SEC Filings”.

Participants in this Transaction

Kindred, RehabCare and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from their respective stockholders in favor of the pending transaction. You can find information about Kindred’s executive officers and directors in the joint proxy statement/prospectus. You can find information about RehabCare’s executive officers and directors in its amended Form 10-K filed with the SEC on April 28, 2011. You can obtain a free copy of these documents from Kindred or RehabCare, respectively, using the contact information above.

Forward-Looking Statements

Information set forth herein contains forward-looking statements, which involve a number of risks and uncertainties. Kindred and RehabCare caution readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Kindred and RehabCare, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (a) the satisfaction of the closing conditions to the acquisition of RehabCare by Kindred and Kindred’s ability to complete the required financing as contemplated by the financing commitment; (b) Kindred’s ability to integrate the operations of the acquired hospitals and rehabilitation services operations and realize the anticipated revenues, economies of scale, cost synergies and productivity gains in connection with the RehabCare acquisition and any other acquisitions that may be undertaken during 2011, as and when planned, including the potential for unanticipated issues, expenses and liabilities associated with those acquisitions and the risk that RehabCare fails to meet its expected financial and operating targets; (c) the potential for diversion of management time and resources in seeking to complete the RehabCare acquisition and integrate its operations; (d) the potential failure to retain key employees of RehabCare; (e) the impact of Kindred’s significantly increased levels of indebtedness as a result of the RehabCare acquisition on Kindred’s funding costs, operating flexibility and ability to fund ongoing operations with additional borrowings, particularly in light of ongoing volatility in the credit and capital markets; (f) the potential for dilution to Kindred’s stockholders as a result of the RehabCare acquisition; and (g) the ability of Kindred to operate pursuant to the terms of its debt obligations, including Kindred’s obligations under financings undertaken to complete the RehabCare acquisition, and the ability of Kindred to operate pursuant to its master lease agreements with Ventas, Inc. (NYSE:VTR). Additional factors that may affect future results are contained in Kindred’s and RehabCare’s filings with the SEC, which are available at the SEC’s web site at www.sec.gov. Many of these factors are beyond the control of Kindred or RehabCare. Kindred and RehabCare disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

Item 8.01. Other Events.

On May 26, 2011, Kindred issued a press release announcing the election results from Kindred’s Annual Meeting. The press release, dated May 26, 2011, is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Kindred and RehabCare anticipate that the Merger will be consummated on June 1, 2011.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 10.1	Kindred Healthcare, Inc. 2011 Stock Incentive Plan. Kindred’s Registration Statement on Form S-4 filed with the Securities and Exchange Commission on April 20, 2011 is hereby incorporated by reference.

Exhibit 99.1	Press release dated May 26, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDRED HEALTHCARE, INC.

Date: May 26, 2011	By:	/s/ Richard A. Lechleiter
Richard A. Lechleiter
Chief Financial Officer